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                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM GLOBAL INCOME FUND

                         Supplement dated March 3, 2003
                      to the Prospectus dated March 3, 2003

The Board of Trustees of AIM International Funds, Inc. ("AIFI") unanimously approved, on February 6, 2003, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Global Income Fund ("Global Income"), a series of AIFI, would transfer all of its assets to AIM Income Fund ("Income Fund"), a series of AIM Investment Securities Funds. As a result of the transaction, shareholders of Global Income would receive shares of Income Fund in exchange for their shares of Global Income, and Global Income would cease operations.

The investment objective of Income Fund is similar to that of Global Income. Income Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations. Global Income's primary objective is high current income, with a secondary objective of protection of principal and growth of capital. The fund seeks to meet its objective by investing at least 65% of its total assets in government and non-convertible corporate debt securities, both foreign and domestic, including securities issued by supranational organizations, such as the World Bank.

The Plan requires approval of Global Income shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in June 2003. If the Plan is approved by shareholders of Global Income and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

Effective on or about May 1, 2003, it is anticipated that Global Income will be closed to new investors.